Filed pursuant to Rule 497(e)
Registration Nos. 333-172080; 811-22525

MANAGED PORTFOLIO SERIES

ATAC Beta Rotation Fund

ATAC Inflation Rotation Fund

(the “Funds”)

Supplement dated March 6, 2017 to the

Prospectus and Summary Prospectus for the Funds
dated December 29, 2016

Effective March 6, 2017, the Board of Trustees (the “Board”) of Managed Portfolio Series has approved the elimination of the 2% redemption fee on shares of the ATAC Beta Rotation Fund and the ATAC Inflation Rotation Fund that are redeemed within 90 days of purchase.

Accordingly, all references to the redemption fee in the Funds’ Prospectus are hereby removed effective as of March 6, 2017.

Thank you for your investment. If you have any questions, please call the Funds toll-free at 855-ATACFUND (855-282-2386).

This supplement should be retained with your Prospectus and Summary Prospectus for future reference.